                                                           OMB APPROVAL
                                                OMB Number:            3235-0059
                                                Expires:        January 31, 2008
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

--------------------------------------------------------------------------------
         4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
 SEC 1913 (04-05)

FOR SHAREHOLDERS OF                                               (JANUS LOGO)
JANUS MID CAP VALUE FUND
JANUS SMALL CAP VALUE FUND


                                                                 August 27, 2008


Dear Shareholder:


     The Board of Trustees for your Fund is requesting that you vote on a proposal to approve a new subadvisory agreement between your Fund's investment adviser, Janus Capital Management LLC ("Janus Capital"), and your Fund's current subadviser, Perkins, Wolf, McDonnell and Company, LLC ("PWM"). The proposed new subadvisory agreement will be substantially similar to the current subadvisory agreement in place for your Fund. The proposal arises because Janus Capital, which currently owns a 30% interest in PWM, has entered into an agreement to acquire an additional 50% interest in PWM. Under applicable law, this transaction could result in a change in control of PWM that could cause an automatic termination of the current subadvisory agreement. We are therefore seeking your approval of a new agreement so that PWM can continue to serve as your Fund's subadviser.



     The Board of Trustees for your Fund is also requesting that you vote on a proposal to approve an amended and restated investment advisory agreement between your Fund and its investment adviser, Janus Capital. The proposed amended and restated investment advisory agreement will make Janus Capital, rather than your Fund, responsible for paying PWM for its services as subadviser, which would be in line with industry standard regarding payment of subadvisory fees. The proposed amended and restated investment advisory agreement for Janus Small Cap Value Fund will also change that Fund's investment advisory fee structure from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index. (The current investment advisory agreement for Janus Mid Cap Value Fund already provides for a similar performance adjustment.) The Board of Trustees believes that moving to a fee schedule that moves up or down based upon the Fund's performance better aligns the interests of the Fund's managers with those of the shareholders of the Fund. Please read the Proxy Statement for a description of the performance-based fee structure you are being asked to approve. All other terms of the amended and restated investment advisory agreement will be substantially similar to the current investment advisory agreement in place for your Fund.



     These proposals will be presented to shareholders at a joint Special Meeting of Shareholders to be held October 30, 2008. For additional details about the proposals, please read the Questions and Answers section at the beginning of the enclosed Proxy Statement, as well as the entire Proxy Statement.


     THE INDEPENDENT TRUSTEES OF EACH FUND BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS AND HAVE RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE

PROPOSED NEW SUBADVISORY AGREEMENT AND THE PROPOSED AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;
     - BY INTERNET through the website listed in the proxy voting instructions;

     - BY TELEPHONE by calling the toll-free number listed on your proxy card and following the recorded instructions; or


     - IN PERSON at the Special Meeting of Shareholders on October 30, 2008.



     Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposals, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8528.


     Thank you for your consideration of these important proposals. We value you as a shareholder and look forward to our continued relationship.

                                    Sincerely,

                                    /s/ Robin C. Beery

                                    Robin C. Beery
                                    President and Chief Executive Officer of
                                    Janus Investment Fund

                             JANUS INVESTMENT FUND

                            JANUS MID CAP VALUE FUND
                           JANUS SMALL CAP VALUE FUND

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

               NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS


     Notice is hereby given that a joint Special Meeting of Shareholders of Janus Mid Cap Value Fund and Janus Small Cap Value Fund (each, a "Fund" and together, the "Funds"), each a series of Janus Investment Fund (the "Trust"), has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 30, 2008, at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders of each Fund will be asked to vote on the proposals set forth below, as applicable, and to transact such other business, if any, as may properly come before the Meeting.


     Proposal 1: Janus Mid Cap Value Fund only: To approve a new subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), the Fund's current subadviser.

     Proposal 2: Janus Small Cap Value Fund only: To approve a new subadvisory agreement between Janus Capital, the Fund's investment adviser, and PWM, the Fund's current subadviser.

     Proposal 3: Janus Mid Cap Value Fund only: To approve an amended and restated investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital, to reallocate the obligation to compensate any subadviser engaged by Janus Capital.

     Proposal 4: Janus Small Cap Value Fund only: To approve an amended and restated investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital, to reallocate the obligation to compensate any subadviser engaged by Janus Capital, and to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index.

     Shareholders of record of each Fund, as of the close of business on August 20, 2008, will receive notice of the Meeting and will be entitled to vote at the Meeting.


     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                       By order of the Board of Trustees,

                                       /s/ Robin C. Beery

                                       Robin C. Beery
                                       President and Chief Executive Officer of
                                       Janus Investment Fund


August 27, 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                              VALID SIGNATURE
    ------------                              ---------------
    Corporate Account
      (1) ABC Corp.                           ABC Corp.
      (2) ABC Corp.                           John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,             John Doe
          Treasurer
      (4) ABC Corp. Profit Sharing            John Doe, Trustee
          Plan
    Trust Account
      (1) ABC Trust                           Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
          12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o          John B. Smith
          John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith             John B. Smith, Jr., Executor

                                                        August 27, 2008


                             JANUS INVESTMENT FUND

                            JANUS MID CAP VALUE FUND
                           JANUS SMALL CAP VALUE FUND

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                     JOINT SPECIAL MEETING OF SHAREHOLDERS

                             JOINT PROXY STATEMENT

     This is a joint Proxy Statement for Janus Mid Cap Value Fund and Janus Small Cap Value Fund (each, a "Fund" and together, the "Funds"), each a series of Janus Investment Fund (the "Trust"). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the "Board," the "Board of Trustees" or the "Trustees") to approve the following proposals, as applicable, that have already been approved by the
Board:

     Proposal 1:    Janus Mid Cap Value Fund only: To approve a new subadvisory agreement between Janus Capital Management LLC ("Janus
                    Capital"), the Fund's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), the Fund's current subadviser.

     Proposal 2:    Janus Small Cap Value Fund only: To approve a new
                    subadvisory agreement between Janus Capital, the Fund's investment adviser, and PWM, the Fund's current subadviser.

     Proposal 3:    Janus Mid Cap Value Fund only: To approve an amended and
                    restated investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital, to reallocate the obligation to compensate any subadviser engaged by Janus
                    Capital.

     Proposal 4:    Janus Small Cap Value Fund only: To approve an amended and restated investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital, to reallocate the obligation to compensate any subadviser engaged by Janus
                    Capital, and to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index.

     The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 30, 2008 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting"). Any shareholder of record who owned shares of a Fund as of the close of business on August 20, 2008 (the "Record Date"), will receive notice of the Meeting and will be entitled to vote at the Meeting.



     At the Meeting, you will be asked to vote on the proposals for the Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8528. The Proxy Statement, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders on or about August 27, 2008.


     THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-800-525-3713, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

     The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals to be considered at the Meeting, or at any adjournment thereof.

WHAT IS BEING PROPOSED?

     You are being asked to approve a new subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), your Fund's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), your Fund's subadviser (the "New Subadvisory Agreement"). A form of the proposed New Subadvisory Agreement is attached as Exhibit A to this Proxy Statement.

     You are also being asked to approve an amended and restated investment advisory agreement between your Fund and Janus Capital, which has been amended to provide that Janus Capital would be responsible for compensating PWM for its services, rather than PWM being compensated directly by your Fund (the "Amended Advisory Agreement"). In addition, the Amended Advisory Agreement for Janus Small Cap Value Fund will change the investment advisory fee rate paid to Janus Capital from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index. A form of the proposed Amended Advisory Agreements for Janus Mid Cap Value Fund and Janus Small Cap Value Fund is attached as Exhibit B to this Proxy Statement.

     The following table identifies which Fund is entitled to vote on each proposal:

                                               PROPOSALS
                       ----------------------------------------------------------
                                                                        4
                                                       3             (AMENDED
                           1            2          (AMENDED          ADVISORY
                       (NEW SUB-    (NEW SUB-      ADVISORY         AGREEMENT
                        ADVISORY     ADVISORY      AGREEMENT     REALLOCATION AND
FUND                   AGREEMENT)   AGREEMENT)   REALLOCATION)   PERFORMANCE FEE)
----                   ----------   ----------   -------------   ----------------
Janus Mid Cap Value
  Fund...............      X                           X
Janus Small Cap Value
  Fund...............                   X                               X


     If approved, the New Subadvisory Agreements and the Amended Advisory Agreements will take effect upon consummation of the transaction discussed below, which is anticipated to occur in the fourth quarter of 2008. If the Amended Advisory Agreement is approved for Janus Small Cap Value Fund, the performance-based advisory fee structure is expected to take effect on the first day of the month following the approval; however, the first performance fee adjustment will not occur until one year after the new fee structure takes effect.

WHAT IS HAPPENING BETWEEN JANUS CAPITAL AND PWM?



     In 2003, Janus Capital acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus Capital is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families (the "Sellers").



     On July 7, 2008, Janus Capital and the Sellers entered into a Unit Purchase Agreement (the "Purchase Agreement"), according to which Janus Capital will acquire an additional 50% of PWM (the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus Capital, however, has the right to acquire all or a portion of that retained interest under certain circumstances.



     Janus Capital expects PWM to serve as its domestic value equity investment platform (the "Value Platform"). Management of the Value Platform will be ultimately determined by a Board of Directors of PWM, which will be controlled by Janus Capital, together with Janus Capital Group Inc. ("JCGI"), (collectively "Janus"). This Board of Directors is separate and distinct from the Board of Trustees of the Funds.



HOW WILL THE TRANSACTION BETWEEN JANUS CAPITAL AND PWM AFFECT MY FUND?



     Under applicable law, the Pending Acquisition may be deemed to be a sale of a "controlling block" of PWM's voting securities and, as a result, the consummation of the Pending Acquisition could result in an automatic termination of the current subadvisory agreements between Janus Capital and PWM. Therefore, shareholders of the Funds will be asked to approve new subadvisory agreements between Janus Capital and PWM.


     Consummation of the Pending Acquisition is not expected to have any material impact on the principal investment policies, strategies, or risks of the Funds. Your current subadviser, including your current Portfolio Managers, will still be responsible for the day-to-day management of your Fund immediately following the transaction. In addition, the management fee rate paid by Janus Mid Cap Value Fund will not change as a result of the Pending Acquisition. If shareholders of Janus Small Cap Value Fund approve Proposal 4, the base management fee rate paid by that Fund will not change, but the performance-based fee adjustment may increase or decrease the rate of the advisory fee based on the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index.


     If approved by shareholders and if certain other conditions, as described in the Purchase Agreement or as otherwise agreed to by Janus Capital and PWM, are satisfied, the Pending Acquisition, the amended and restated investment advisory agreements, and the subadvisory agreements are each expected to become effective in the fourth quarter of 2008. After the closing of the Pending Acquisition, the Funds intend to change their names to "Perkins Mid Cap Value Fund" and "Perkins Small Cap Value Fund," respectively.


WHY AM I BEING ASKED TO APPROVE A NEW SUBADVISORY AGREEMENT?

     Under the Investment Company Act of 1940, as amended (the "1940 Act"), the structure of the Pending Acquisition could be deemed an "assignment" of the current subadvisory agreement between Janus Capital and PWM, which automatically terminates the current subadvisory agreement and requires approval of a new subadvisory agreement if PWM is to continue to serve as subadviser. The proposed New Subadvisory Agreement for your Fund is substantially similar to the current subadvisory agreement. The Board of Trustees has approved the New Subadvisory Agreements and authorized submission of each agreement to shareholders for approval.


WHY AM I BEING ASKED TO APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT?



     The Amended Advisory Agreement for your Fund will reallocate, from your Fund to Janus Capital, the obligation to compensate any subadviser engaged by Janus Capital for its services as subadviser. Under the current and proposed subadvisory relationship, PWM would continue to act as subadviser. In addition, the Amended Advisory Agreement for Janus Small Cap Value Fund will change that Fund's investment advisory fee structure from a fixed rate to a rate that adjusts up or down based upon the Fund's performance, as described in the question below. Shareholders of Janus Small Cap Value Fund should note that, if they approve the proposed Amended Advisory Agreement for that Fund, PWM's subadvisory fee rate will also adjust up or down in line with the performance fee, as Janus Capital will pay 50% of the advisory fee it receives from the Fund to PWM. These proposed amendments to the current advisory agreements require your approval of an Amended Advisory Agreement.


WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE FOR JANUS SMALL CAP VALUE FUND?


     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of the Fund, relative to its benchmark index, better aligns the interests of the managers with those of the Fund's shareholders. It is possible, however, that the addition of a performance-based fee structure may not always align these interests. (The current investment advisory agreement for Janus Mid Cap Value Fund already provides for a performance adjustment.) Currently, Janus Small Cap Value Fund pays an advisory fee at a fixed annual rate. As proposed, the rate of investment advisory fee payable to Janus Capital would decrease when the Fund does not perform well, relative to its benchmark index, and would increase during periods when the Fund outperforms its benchmark index. In addition, since PWM receives 50% of the advisory fee payable to Janus Capital, PWM's compensation for managing that Fund will also be subject to performance adjustments. Janus Capital and PWM believe that the proposed advisory fee structure will enable them to maintain the quality of services they provide to the Fund and to attract and retain talented investment personnel.

WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

     The Board of Trustees recommends that you vote "FOR" the proposals applicable to your Fund.

WHO WILL PAY FOR THE PROXY SOLICITATION?

     Janus Capital and PWM will jointly bear the costs associated with the Meeting and the proxy solicitation. Neither you nor your Fund will bear any of those costs.

WHAT WILL HAPPEN IF SHAREHOLDERS OF A FUND DO NOT APPROVE THE APPLICABLE PROPOSALS?

     If shareholders of a Fund do not approve the proposals applicable to their Fund, the current investment advisory and subadvisory agreements will remain in effect with respect to the Funds. The Board of Trustees will take such action as it deems to be in the best interest of the Funds, including potentially soliciting additional proxies.

WHO IS ELIGIBLE TO VOTE?


     Shareholders of record who owned shares of a Fund at the close of business on August 20, 2008 (the "Record Date") will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their respective Fund.


HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:

     - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
     - BY INTERNET, by going to the website listed on your proxy card;
     - BY TELEPHONE, using the toll-free number listed on your proxy card; or

     - IN PERSON, by attending the Special Meeting of Shareholders on October 30, 2008 (or any adjournment or postponement thereof).


     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

     It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by D.F. King & Co., Inc., the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the New Subadvisory Agreements or the Amended Advisory Agreements by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.


IF I SEND MY VOTE IN NOW AS REQUESTED, CAN I CHANGE IT LATER?

     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person.

     Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS FOR EACH FUND?

     Approval of each applicable proposal by a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund within the meaning of the 1940 Act. A "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares (a "1940 Act Majority"). Thirty percent of the shares entitled to vote shall constitute a quorum.


     Additionally, implementation of the New Subadvisory Agreements and the Amended Advisory Agreements is contingent upon approval of each Proposal within this Proxy Statement, as well as approval of similar proposals by shareholders of Janus Adviser Mid Cap Value Fund and Mid Cap Value Portfolio, which are series, respectively, of Janus Adviser Series ("JAD") and Janus Aspen Series ("JAS"), other registered investment companies advised by Janus Capital. Each of those separate proposals is described in other proxy statements. In addition, implementation of each Proposal is contingent upon the closing of the Pending Acquisition and other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.


WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?


     Please call D.F. King & Co., Inc., the proxy solicitor for the Funds, at 1-800-628-8528.

                           PROPOSAL 1 AND PROPOSAL 2


                  APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN
                             JANUS CAPITAL AND PWM

INTRODUCTION

     PWM currently serves as subadviser to each Fund pursuant to a separate subadvisory agreement between PWM and Janus Capital, each dated July 1, 2004 (each, together with any amendments thereto, a "Current Subadvisory Agreement" or "Agreement").


     In 2003, Janus Capital acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus Capital is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families.



     On July 7, 2008, Janus Capital and the Sellers entered into a Purchase Agreement, pursuant to which Janus Capital will acquire an additional 50% of PWM (as previously defined, the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus Capital, however, has the right to acquire all or a portion of that retained interest under certain circumstances.


     The 1940 Act requires that an agreement under which a registered investment adviser serves as the subadviser to an investment company must provide for the automatic termination of the agreement in the event of its "assignment" (as defined in the 1940 Act). A sale of a "controlling block" of an investment adviser's voting securities generally is deemed to result in an assignment of the investment adviser's advisory agreements. Because the Pending Acquisition may be deemed to be the sale of a "controlling block" of PWM's voting securities, the consummation of that transaction could result in the assignment and automatic termination of the Current Subadvisory Agreements. Accordingly, the New Subadvisory Agreements between PWM and Janus Capital, on behalf of each Fund, are being proposed for approval by shareholders of each Fund. A form of the proposed New Subadvisory Agreement is attached to this Proxy Statement as Exhibit A. The terms of each New Subadvisory Agreement are substantially similar in all material respects to the terms of the corresponding Current Subadvisory Agreement and are described in this Proxy Statement. The Board of Trustees has authorized the submission of the New Subadvisory Agreements to shareholders for approval with respect to their applicable Fund.

     Shareholders of Janus Mid Cap Value Fund will vote on Proposal 1 and shareholders of Janus Small Cap Value Fund will vote on Proposal 2.

INFORMATION CONCERNING THE SUBADVISER


     PWM, to be renamed "Perkins Investment Management LLC" following the consummation of the Pending Acquisition, is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. PWM is a subsidiary of Janus Capital and is registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). PWM and its predecessor have been in the investment management business since 1984. PWM also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital currently has a 30% ownership stake in PWM. As of March 31, 2008, PWM had $10 billion in assets under management. It is expected that, immediately following the Pending Acquisition, the same investment and senior management personnel will remain responsible for the day-to-day operations of PWM.



     Assuming the closing of the Pending Acquisition, PWM will be 80% owned by Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, and 20% owned by a newly formed limited liability company called "Omni Investment Holdings LLC," which in turn will be owned by certain principal employees of PWM, among others.


     PWM acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Funds. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE SUBADVISER. Information regarding the principal executive officers and directors of PWM is set forth below. Unless otherwise noted, the principal address for each person listed below, as it relates to his duties with PWM, is the same as that of PWM.

NAME                            POSITION WITH PWM
----                            -----------------
Robert Perkins...............   President, Manager
Gregory Wolf.................   Chief Operating Officer
N. Theodore Hans.............   Chief Compliance Officer
Jeffrey Kautz................   Chief Investment Officer, Manager
Gary Black*..................   Manager

---------------

* Principal address is 151 Detroit Street, Denver, Colorado 80206.


     Following the consummation of the Pending Acquisition, the composition of the seven-person Board of Directors of PWM will consist of three representatives from PWM and four representatives from Janus.


COMPARISON OF THE CURRENT AND NEW SUBADVISORY AGREEMENTS

     Each Current Subadvisory Agreement and the corresponding New Subadvisory Agreement are substantially similar, except for the proposed reallocation to Janus

Capital of the obligation to compensate PWM, or any subadviser engaged by Janus Capital. Differences also include dates of execution and termination provisions, and the New Subadvisory Agreements reflect the new name of PWM as "Perkins Investment Management LLC." A description of the Current and New Subadvisory Agreements follows.

     Subadvisory Services. Under the terms of each Current Subadvisory Agreement, PWM: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. Additionally, PWM determines what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement.

     The terms of each New Subadvisory Agreement relating to the provision of such advisory services are the same as those of each Current Subadvisory Agreement.

     Compensation. In return for the services provided, PWM is entitled to receive a subadvisory fee, paid by the Fund, that is accrued daily and payable monthly at an annual rate equal to 50% of the investment advisory fee otherwise payable by each Fund to Janus Capital (calculated after any applicable performance fee adjustments, fee waivers, and expense reimbursements). Under the Current Subadvisory Agreement, the Fund pays the subadvisory fee directly to PWM. Under the New Subadvisory Agreement, Janus Capital, and not the Fund, pays PWM its subadvisory fee. Shareholders of Janus Small Cap Value Fund should note that, if they approve the proposed Amended Advisory Agreement for that Fund, PWM's subadvisory fee rate will also adjust up or down in line with the performance fee, as Janus Capital will pay 50% of the advisory fee it receives from the Fund to PWM.

     During the most recent fiscal year ended October 31, 2007, Janus Mid Cap Value Fund and Janus Small Cap Value Fund paid subadvisory fees to PWM of $19,398,485 and $6,429,645, respectively.


     If the New Subadvisory Agreement had been in effect for Janus Mid Cap Value Fund, PWM would have received the same amount of fees with respect to the Fund except those fees would have been paid by the Fund to Janus Capital and Janus Capital in turn would have paid PWM.



     With respect to Janus Small Cap Value Fund, the following table summarizes the pro forma subadvisory fees based on the average net assets of the Fund that would have been paid by Janus Capital to PWM if the New Subadvisory Agreement had been in effect for the fiscal year ended October 31, 2007. This information assumes that the Performance Adjustment (as described further under Proposal 4) would have been in effect during the fiscal year and that it would have been calculated over the 36-month period ended October 31, 2007. The last column indicates the percentage increase or decrease of the fee that PWM would have received had the proposed performance-based fee arrangement been in effect during the period.



    AVERAGE NET ASSETS          PRO FORMA            % INCREASE(+)
          (000'S)            SUBADVISORY FEES        OR DECREASE(-)
    ------------------       ----------------        --------------
        $1,805,496             $4,651,234                -27.7%



     In addition to the subadvisory fee paid to PWM for services provided to Janus Small Cap Value Fund, Janus Capital also pays PWM a fee equivalent to approximately one-half of the reduction in the advisory fee paid by Janus Small Cap Value Fund that Janus Capital agreed to in August 2004 in connection with the Assurance of Discontinuance entered into with the New York Attorney General. As a result, for the fiscal year ended October 31, 2007, Janus Capital paid PWM an additional $352,127.


     Liability. Each Current Subadvisory Agreement provides that PWM, and any affiliate of PWM performing services for the Funds contemplated thereunder (including any managers, members, owners, directors, and officers of PWM and such affiliates), shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Agreement, and except to the extent otherwise provided by law.

     The provisions of the New Subadvisory Agreements with respect to liability are the same as those of the Current Subadvisory Agreements.

     Termination of the Agreement. Each Current Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the corresponding investment advisory agreement with Janus Capital. Each Current Subadvisory Agreement may be terminated, without penalty, either by the vote of a 1940 Act Majority of the Fund's outstanding voting securities or by the Board, upon 60 days' written notice to PWM. Each Current Subadvisory Agreement may also be terminated, without penalty, by Janus Capital or the
Trust: (i) by giving 60 days' written notice of termination to PWM; (ii) if PWM materially breaches any of the representations and warranties set forth in the Agreement and such breach is not cured within 20 days' of notice thereof; or
(iii) if PWM becomes unable to discharge its duties and obligations under the Agreement. Additionally, each Agreement may be terminated by PWM (i) upon a material breach by Janus Capital of any of the obligations set forth in the Agreement, if such breach is not cured within 20 days after notice thereof, or
(ii) upon three years' written notice.

     Each New Subadvisory Agreement also terminates automatically in the event of its assignment or upon termination of the Fund's corresponding investment advisory agreement. Each New Subadvisory Agreement may be terminated at any time, without penalty, either by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, or by the Trustees, provided in either case that 90 days' advance written notice of termination be given to PWM at its principal place of business. Each New Subadvisory Agreement may also be terminated (i) by Janus Capital or by PWM at any time, without penalty, by giving 90 days' advance written notice of termination to the other party, or (ii) by Janus Capital or the Trust, without advance notice, if PWM becomes unable to discharge its duties and obligations under the New Subadvisory Agreement.

     Additional Information. Each Trustee is an "Independent Trustee," meaning that he or she is not an "interested person" (as defined by the 1940 Act) of the Trust. Each Current Subadvisory Agreement, dated July 1, 2004, as amended June 14, 2006, was last submitted to shareholders for approval on March 7, 2003 in connection with the reorganization of each Fund from another fund complex into the Janus fund complex. At a meeting of the Trustees held on December 14, 2007, the Trustees approved the continuation of each Current Subadvisory Agreement. Each Fund's Current Subadvisory Agreement continues in effect until February 1, 2009, and thereafter from year to year as long as such continuance is approved at least annually by a majority of the Independent Trustees, and by either a majority of the outstanding voting securities of the Fund or the Board of Trustees. In conjunction with their approval of the continuance of the Current Subadvisory Agreements, the Board noted that at a meeting held on November 6, 2007, they had previously approved the New Subadvisory Agreements and that such new agreements would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the New Subadvisory Agreements at the November 6, 2007 board meeting follows below.


     Each New Subadvisory Agreement is contingent upon, and will become effective upon consummation of, the closing of the Pending Acquisition, subject to certain other conditions. Each Current Subadvisory Agreement will be in effect until it terminates in accordance with its terms, including or until the consummation of the transaction between PWM and Janus Capital. If approved, each New Subadvisory Agreement will be in effect for an initial term ending on February 1, 2009, and may continue in effect thereafter from year to year if such continuance is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.


BOARD APPROVAL AND RECOMMENDATION

     The Trustees of Janus Investment Fund, all of whom are Independent Trustees and none of whom has ever been affiliated with Janus Capital or PWM, considered the New Subadvisory Agreements for the Funds. In the course of their consideration of the New Subadvisory Agreements, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital and PWM in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the New Subadvisory Agreement for each Fund, subject to shareholder approval.


     In considering whether to approve the New Subadvisory Agreements, the Board of Trustees noted that, except for the proposed reallocation to Janus Capital of the obligation to pay compensation to the subadviser, the New Subadvisory Agreements are substantially similar to the Current Subadvisory Agreements, which were most recently approved by them at a meeting held on December 20, 2006. The Board also met with representatives of PWM and considered the information provided by Janus Capital in preparation for the Trustees' consideration of advisory contracts at their meetings held in December 2007. The Board took into account the investment performance of PWM as subadviser to the Funds and concluded that such performance was acceptable. The Board considered information regarding the Pending Acquisition, including the allocation of control between Janus Capital and the other beneficial owners of PWM, and the potential impact of the Pending Acquisition on the finances and operation of PWM. The Board noted that Janus Capital had maintained a substantial ownership interest in PWM since 2003. The Board also noted Janus Capital's intention to build a Value Platform, to maintain each Fund's current investment philosophy, and to retain key investment personnel. Certain of these considerations are discussed in more detail below.


  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees' analysis of the nature, extent, and quality of PWM's services to the Funds took into account the investment objectives and strategies of the Funds and the knowledge the Trustees gained from their regular meetings with PWM throughout prior years with respect to the Funds. In addition, the Trustees reviewed PWM's resources and key personnel, especially those who would be providing investment management services to the Funds. The Trustees also considered other services to be provided to the Funds by PWM. Janus Capital advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Pending Acquisition or New Subadvisory Agreements.

     The Trustees concluded that the subadvisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Funds, and that the Funds would continue to benefit from services provided under the New Subadvisory Agreements. They also concluded that the quality of PWM's services to the Funds has been adequate. In reaching their conclusions, the

Trustees considered: (i) information provided by Janus Capital and PWM in connection with the Trustees' consideration of the New Subadvisory Agreements;
(ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; (iii) that the New Subadvisory Agreements will not cause any change in the portfolio managers who handle the day-to-day management responsibilities for the Funds; and (iv) that there will be no change in the overall investment strategies of the Funds. They also concluded that PWM's financial condition was sound.

  COSTS OF SERVICES PROVIDED

     The Trustees considered the subadvisory fee rates and fee structures under the New Subadvisory Agreements, as well as the overall fee structure of the Funds. The Trustees examined the fee information and expenses for the Funds in comparison to information for other comparable funds, as provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data. In reviewing the data, the Trustees noted that, under the terms of the proposed Amended Advisory Agreements, the Funds' expense structures would now include payment to only Janus Capital for investment management services, as opposed to payment to both Janus Capital and PWM.

     The Trustees considered the methodology used by PWM in determining compensation payable to its portfolio managers and the competition for investment management talent. The Trustees also considered that, other than the potential impact of performance fees for Janus Small Cap Value Fund, there will be no change to the overall fees paid by the Funds or services provided to the Funds.

     The Trustees concluded that the estimated overall expense ratio of each class of shares of the Funds, taking into account any expense limitations, was comparable to or more favorable than the median expense ratios of their peers, and that the fees that the Funds will pay to Janus Capital (a portion of which Janus Capital will pay to PWM) are reasonable in relation to the nature and quality of the services to be provided, taking into account (1) the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies and (2) the impact of the performance-based fee structure, as applicable.

  INVESTMENT PERFORMANCE

     The Trustees considered the performance results of the Funds over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper, and with each Fund's benchmark index. They concluded that the performance of the Funds was acceptable under current market conditions. Although the performance of the Funds lagged benchmark indices for certain periods, the Trustees also concluded that Janus Capital and PWM had taken appropriate steps to address those instances of underperformance.

  BENEFITS DERIVED FROM THE RELATIONSHIP WITH PWM

     The Trustees also considered benefits that would accrue to the Funds from their relationship with PWM. The Trustees concluded that, other than the services to be provided by PWM pursuant to the New Subadvisory Agreements and the fees to be paid indirectly by the Funds for such services, the Funds, Janus Capital, and PWM may potentially benefit from their relationship with one another in other ways. They also concluded that success of their relationship could attract other business to Janus Capital and PWM or to other Janus funds, and that the success of Janus Capital and PWM could enhance each firm's ability to serve the Funds.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the New Subadvisory Agreement for each Fund was in the best interest of the Fund and its shareholders. The Trustees voted to approve the New Subadvisory Agreements and to recommend them to shareholders for their approval.

REQUIRED VOTE


     Approval of each New Subadvisory Agreement requires the affirmative vote of a 1940 Act Majority of the Fund to which it applies, all share classes voting together as a single class. Implementation of each New Subadvisory Agreement referred to in Proposal 1 and Proposal 2 is contingent upon the approval of each Proposal within this Proxy Statement, as well as upon the approval of similar proposals on new subadvisory agreements and amended and restated investment advisory agreements by shareholders of Janus Adviser Mid Cap Value Fund, a series of JAD, and Mid Cap Value Portfolio, a series of JAS. Implementation of the New Subadvisory Agreements is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of a Fund do not approve the Proposal applicable to their Fund or if any other contingency is not met, the Current Subadvisory Agreements will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Funds and their shareholders.


     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE NEW SUBADVISORY AGREEMENT FOR YOUR FUND.

                PROPOSAL 3 AND PROPOSAL 4 -- GENERAL INFORMATION

APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT BETWEEN YOUR FUND
                               AND JANUS CAPITAL

INTRODUCTION

     Janus Capital currently serves as investment adviser to each Fund pursuant to a separate investment advisory agreement between the Trust, on behalf of each Fund, and Janus Capital, each dated July 1, 2004 (each, together with any amendments thereto, a "Current Advisory Agreement").

     In conjunction with Janus Capital's Pending Acquisition of a greater ownership interest in its affiliated investment adviser, PWM, Janus Capital undertook a review of the structure of the advisory relationships currently in place between Janus Capital, PWM and the Janus funds subadvised by PWM, including the Funds. The proposed Amended Advisory Agreements would reallocate the obligation to compensate PWM for its services as subadviser from your Fund to Janus Capital. The proposed change is in line with subadvisory payment structures in the industry and allows Janus Capital to move to a more cohesive operating platform with respect to its subadvised funds, including the Funds. The proposed Amended Advisory Agreement for Janus Small Cap Value Fund will also change that Fund's investment advisory fee structure from a fixed rate to a rate that adjusts up or down based on the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index.


     The 1940 Act requires that shareholders approve material changes to the terms of an investment advisory agreement. Because the proposed changes reflected in the Proposals may be deemed to be material changes to the Current Advisory Agreement, you are being asked to approve an Amended Advisory Agreement for your Fund. A form of the proposed Amended Advisory Agreement for Janus Mid Cap Value Fund and Janus Small Cap Value Fund is attached to this Proxy Statement as Exhibit B. Except for the reallocation of the obligation to pay a subadviser, under these proposals, and the addition of a performance-based advisory fee for Janus Small Cap Value Fund, each proposed Amended Advisory Agreement is substantially similar in all material respects as its corresponding Current Advisory Agreement. The Board of Trustees has authorized the submission of the Amended Advisory Agreement for each Fund to that Fund's shareholders for their approval.


     Shareholders of Janus Mid Cap Value Fund will vote on Proposal 3 and shareholders of Janus Small Cap Value Fund will vote on Proposal 4.

INFORMATION CONCERNING THE ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to the Funds. Janus Capital is a direct subsidiary of JCGI, a publicly traded company with principal operations in financial asset management businesses that had $187.6 billion in assets under management as of March 31, 2008. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.

     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of March 31, 2008, the Janus funds that Janus Capital advises consisted of 74 portfolios offering a broad range of investment objectives.

Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Janus Capital acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Fund. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Exhibit D to this Proxy Statement.

COMPARISON OF THE CURRENT AND AMENDED ADVISORY AGREEMENTS

     Other than as described below, the terms of the Current Advisory Agreements and the Amended Advisory Agreements are substantially similar. Differences also include the dates of execution and renewal. The same advisory services will be provided under the Amended Advisory Agreements as are provided under the Current Advisory Agreements.

     Advisory Services. The terms of the advisory services are the same under the Current Advisory Agreements and the Amended Advisory Agreements.

     Janus Capital provides each Fund with continuing investment management services. Janus Capital is responsible for the day-to-day management of each Fund and for providing continuous investment advice regarding the purchase and sale of securities held by the Funds, subject to (i) the Trust's Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws;
(ii) the investment objectives, policies and restrictions set forth in each Fund's registration statement; (iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine. As permitted under the Current and Amended Advisory Agreements, Janus Capital has delegated these responsibilities to PWM. Janus Capital maintains a supervisory role with respect to such delegation.

     Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (sharing certain expenses and salaries for the Funds' Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital is also authorized to perform or delegate to others, such as PWM, to perform certain administrative and other services and is responsible for the other business affairs of the Fund. Janus Capital also provides certain administrative services to each Fund as described under "Additional Information About the Funds -- Other Fund Service Providers" in this Proxy Statement.

     The Funds pay all expenses incidental to their organization, operations and business not specifically assumed by Janus Capital or PWM, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Funds' distributor, and Janus Services LLC ("Janus Services"), the Funds' transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by the Funds to Janus Distributors and Janus Services, is included under "Additional Information About the Funds -- Other Fund Service Providers" in this Proxy Statement.

     Liability. Each Fund's Current and Amended Advisory Agreement provides that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. Each Fund's Current and Amended Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved annually by a majority of the Funds' Independent Trustees, and by either a 1940 Act Majority of the outstanding voting securities of each Fund or the Board of Trustees, cast in person at a meeting called for such purpose. Each Fund's Current and Amended Advisory Agreement: (i) may be terminated, without penalty, by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority of the outstanding voting securities of that Fund.

     Additional Information. The date of each Current Advisory Agreement between Janus Capital and each Fund, the date it was last considered and reviewed by the Trustees, the date when it was last approved by the shareholders of each

Fund, and the reason it was last submitted for shareholder approval are set forth below:

                    DATE OF         DATE LAST         DATE LAST
                    CURRENT       CONSIDERED BY     SUBMITTED TO
FUND               AGREEMENT        TRUSTEES        SHAREHOLDERS        REASON
----             -------------  -----------------  ---------------   -------------
Janus Mid Cap
  Value Fund...  July 1, 2004   December 14, 2007  January 9, 2006   Approval of
                 as amended                                          performance-
                 February 1,                                         based fee
                 2006 and June                                       structure
                 14, 2006
Janus Small Cap
  Value Fund...  July 1, 2004   December 14, 2007    March 7, 2003   Reorganization
                 as amended                                          of the Fund
                 June 14, 2006                                       into the
                                                                     Janus funds
                                                                     complex

     At a meeting of the Trustees held on December 14, 2007, the Trustees approved the continuation of the Current Advisory Agreement through February 1, 2009. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at a meeting held on November 6, 2007, they had previously approved the Amended Advisory Agreements and that such new agreements would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Amended Advisory Agreements at the November 6, 2007 board meeting follows below.


     The implementation of the Amended Advisory Agreements is contingent upon, and will become effective upon consummation of, the closing of the Pending Acquisition, subject to certain other conditions. The Current Advisory Agreements will be in effect until they terminate in accordance with their terms, including or until the consummation of the transaction between PWM and Janus Capital. If approved, the Amended Advisory Agreements will be in effect for an initial term ending on February 1, 2009, and may continue in effect thereafter from year to year if such continuation is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.


BOARD APPROVAL AND RECOMMENDATION

     The Trustees considered the Amended Advisory Agreements for the Funds. In the course of their consideration of the Amended Advisory Agreements, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the Amended Advisory Agreement for each Fund, subject to shareholder approval.

     In considering whether to approve the Amended Advisory Agreements, the Board of Trustees noted that, except for the proposed reallocation to Janus Capital of the obligation to pay compensation to any subadviser, and the performance-based fee structure proposed for Janus Small Cap Value Fund, the Amended Advisory Agreements are substantially similar to the Current Advisory Agreements, which were most recently approved by them at a meeting held on December 20, 2006. The Board also met with representatives of Janus Capital and considered information provided by Janus Capital in preparation for the Trustees' consideration of advisory contracts at their meetings held in December 2007. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Funds and concluded that the services provided were acceptable. Certain of these considerations are discussed in more detail below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Funds as a result of the Amended Advisory Agreements.

     The Trustees concluded that the advisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Funds, and that the Funds would continue to benefit from services provided under the Amended Advisory Agreements. They also concluded that the quality of Janus Capital's services to the Funds has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreements; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; and (iii) the reasonableness of the fees payable by shareholders of the Funds. They also concluded that Janus Capital's financial condition was sound.

  COSTS OF SERVICES PROVIDED

     The Trustees considered the fee structure under the Amended Advisory Agreements, as well as the overall fee structure of the Funds. The Trustees examined the fee information and expenses for the Funds in comparison to information for other comparable funds, as provided by Lipper. In reviewing the data, the Trustees noted that the Funds' expense structures would now include payment only to Janus Capital for investment management services, as opposed to payment to both Janus Capital and PWM.

     The Trustees considered the structure by which Janus Capital and PWM would be paid for their services, including the implementation of the new performance-based fee structure for Janus Small Cap Value Fund. The Trustees also considered the overall fees of the Funds for services provided to the Funds.

     The Trustees concluded that the estimated overall expense ratio of each class of shares of the Funds, taking into account any expense limitations, was comparable to or more favorable than the median expense ratios of their peers, and that the fees that the Funds will pay to Janus Capital (a portion of which Janus Capital will pay to PWM) are reasonable in relation to the nature and quality of the services to be provided, taking into consideration (1) the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies and (2) the impact of the performance-based fee structure, as applicable.

  PERFORMANCE OF THE FUNDS

     The Trustees considered the performance results of the Funds over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper, and with each Fund's benchmark index. They concluded that the performance of the Funds was acceptable under current market conditions. Although the performance of the Funds lagged benchmark indices for certain periods, the Trustees also concluded that Janus Capital and PWM, as the Funds' subadviser, had taken appropriate steps to address those instances of underperformance.

  OTHER BENEFITS FROM THE RELATIONSHIP WITH JANUS CAPITAL

     The Trustees also considered benefits that would accrue to the Funds from their relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreements and the fees to be paid by the Funds for such services, the Funds, Janus Capital and PWM may potentially benefit from their relationship with one another in other ways. They also concluded that success of their relationship could attract other business to Janus Capital and PWM or to other Janus funds, and that the success of Janus Capital and PWM could enhance each firm's ability to serve the Funds.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. The Trustees, all of whom are Independent Trustees, voted to approve the Amended Advisory Agreements and to recommend them to shareholders for their approval.

REQUIRED VOTE


     Approval of each Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the Fund to which it applies, all share classes voting together as a single class. Implementation of each Amended Advisory Agreement referred to in Proposal 3 and Proposal 4 is contingent upon the approval of each Proposal within this Proxy Statement, as well as upon the approval of similar proposals on new subadvisory agreements and amended and restated investment advisory agreements for shareholders of Janus Adviser Mid Cap Value Fund, a series of JAD, and Mid Cap Value Portfolio, a series of JAS. Implementation of the Amended Advisory Agreements is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of a Fund do not approve the proposal applicable to their Fund or if any other contingency is not met, the Current Advisory Agreements will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Funds and their shareholders.


     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE AMENDED ADVISORY AGREEMENT FOR YOUR FUND.

                     PROPOSAL 3 -- JANUS MID CAP VALUE FUND

     Janus Mid Cap Value Fund Compensation. The investment advisory fee rate payable by Janus Mid Cap Value Fund to Janus Capital is the same under the Current Advisory Agreement and the Amended Advisory Agreement. In return for the services provided to Janus Mid Cap Value Fund under its Current and Amended Advisory Agreements, the Fund pays a performance-based investment advisory fee. This fee consists of two components: (1) a base fee calculated by applying the contractual fixed rate of 0.64% to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although when the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period equals the time that has elapsed since the performance-based fee structure took effect. Janus Mid Cap Value Fund's performance fee structure was effective in February 2006, with the first Performance Adjustment implemented in February 2007. Therefore, the performance measurement period began February 2006 and will add a month to each period until February 2009, at which time the performance measurement period will continue on a rolling 36-month basis.

     The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by Janus Mid Cap Value Fund, depending on the investment performance of the Fund relative to its benchmark index, the Russell Midcap(R) Value Index, over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Russell Midcap(R) Value Index is 0.50% or greater (positive or negative) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Russell Midcap(R) Value Index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Russell Midcap(R) Value Index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.


     The investment performance of the Fund's Investor Shares is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Investor Shares against the cumulative investment record of the Russell Midcap(R) Value Index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.


     Although the performance fee structure described above for Janus Mid Cap Value Fund is the same under both the Current Advisory Agreement and the Amended Advisory Agreement, the party obligated to pay any subadviser differs. Under the Current Advisory Agreement, Janus Mid Cap Value Fund is obligated to pay 50% of the investment advisory fee to Janus Capital and 50% to any subadviser. Under the Amended Advisory Agreement, Janus Mid Cap Value Fund pays the entire investment advisory fee to Janus Capital and Janus Capital in turn pays 50% of that fee to any subadviser.


     During the most recent fiscal year ended October 31, 2007, Janus Mid Cap Value Fund paid advisory fees to Janus Capital of $19,398,485 and subadvisory fees to PWM of $19,398,485. If the Amended Advisory Agreement had been in effect, Janus Mid Cap Value Fund would have paid Janus Capital $38,796,970, from which Janus Capital would have paid PWM $19,398,485, the same amount PWM received under the Current Advisory Agreement.


     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

                    PROPOSAL 4 -- JANUS SMALL CAP VALUE FUND

     Janus Small Cap Value Fund Compensation. The base rate of the investment advisory fee payable by Janus Small Cap Value Fund is the same under the Current Advisory Agreement and the Amended Advisory Agreement. In return for the services provided under the Current Advisory Agreement between Janus Capital and Janus Small Cap Value Fund, the Fund pays Janus Capital an investment advisory fee that is calculated daily and paid monthly based on the average daily net assets of the Fund, calculated at the annual rate of 0.72%. However, under the Fund's Amended Advisory Agreement, the base fee would be subject to adjustment up or down based on the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index.

     The only difference between the Current and Amended Advisory Agreement regarding the base fee payable by Janus Small Cap Value Fund relates to the party obligated to pay the fees associated with the services provided by any subadviser. Under the Current Advisory Agreement, Janus Small Cap Value Fund is obligated to pay 50% of the investment advisory fee to Janus Capital and 50% to any subadviser. Under the Amended Advisory Agreement, Janus Small Cap Value Fund pays the entire investment advisory fee to Janus Capital and Janus Capital in turn pays 50% of that fee to any subadviser.


     During the most recent fiscal year ended October 31, 2007, Janus Small Cap Value Fund paid advisory fees to Janus Capital of $6,429,645 and subadvisory fees to PWM of $6,429,645. If the Amended Advisory Agreement, including application of any performance fee adjustments, had been in effect, Janus Small Cap Value Fund would have paid Janus Capital $9,302,468, from which Janus Capital would have paid PWM $4,651,234, the same amount PWM received under the Current Advisory Agreement.



     The proposed investment advisory fee to be paid to Janus Capital by the Fund will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee at the annual rate of 0.72% to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the Amended Advisory Agreement has been in effect for at least 12 months. When the Amended Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Amended Advisory Agreement took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Fund, depending on the investment performance of the Fund relative to its benchmark index, the Russell 2000(R) Value Index, over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Russell 2000(R) Value Index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period, and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Russell 2000(R) Value Index.


     The investment performance of the Fund's Investor Shares will be used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below the Russell 2000(R) Value Index by comparing the investment performance of the Fund's Investor Shares against the cumulative investment record of the Russell 2000(R) Value Index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.


     The Trustees may determine that a class of shares of the Fund other than Investor Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

     As previously noted, the Fund's benchmark index is the Russell 2000(R) Value Index. This index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of the Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to the Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to the Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in the Fund's benchmark index is appropriate.


     It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of its benchmark index and future changes to the size of the Fund.

     If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.

     Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been shrinking. Applying the proposed monthly Base Fee of 1/12th of 0.72% of average daily net assets during the previous month, assume that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

     The Base Fee would be computed as follows:

     $200 million x 0.72% / 12 = $120,000

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $120,000, plus a Performance Adjustment of $62,500, for a total fee of $182,500, which is approximately 1/12th of 1.095% of $200 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $120,000, minus a Performance Adjustment of $62,500, for a total fee of $57,500, which is approximately 1/12th of 0.345% of $200 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.095% in the case of outperformance, or approximately 1/12th of 0.345% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the Fund.

     By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

     The Base Fee would be computed as follows:

     $800 million x 0.72% / 12 = $480,000

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $480,000, plus a Performance Adjustment of

$62,500, for a total fee of $542,500, which is approximately 1/12th of 0.814% of $800 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $480,000, minus a Performance Adjustment of $62,500, for a total fee of $417,500, which is approximately 1/12th of 0.626% of $800 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.814% in the case of outperformance, or approximately 1/12th of 0.626% in the case of underperformance.

     If approved for Janus Small Cap Value Fund and any other contingencies are met, the Amended Advisory Agreement described in this Proposal is expected to become effective on the first day of the month following the approval. However, as noted above, for the first 12 months after the effective date, only the Fund's Base Fee rate will apply.

COMPARISON OF CURRENT AND PRO FORMA ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR

     The following table shows: (1) the dollar amount of the actual advisory fees paid by the Fund, before and after all applicable waivers, for the fiscal year ended October 31, 2007; (2) the dollar amount of the pro forma advisory fees that would have been paid by the Fund, before and after all applicable waivers, if the proposed performance-based fee structure had been in effect during such fiscal year; and (3) the difference between (i) the amount of the pro forma advisory fees, net of waivers, that would have been paid under the performance-based fee structure and (ii) the amount of the actual advisory fees paid, net of waivers, expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by the Fund, and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by the Fund. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2007 and that it would have been calculated over the full preceding 36-month performance measurement period.

                                                                                             DIFFERENCE
       ACTUAL                          ACTUAL       PRO FORMA                   PRO FORMA      BETWEEN
      ADVISORY                        ADVISORY      ADVISORY                    ADVISORY      PRO FORMA
     FEE BEFORE                       FEE AFTER    FEE BEFORE     PRO FORMA     FEE AFTER    AND ACTUAL
       WAIVER            WAIVER        WAIVER        WAIVER*       WAIVER*       WAIVER*      ADVISORY
     ($) (000'S)       ($) (000'S)   ($) (000'S)   ($) (000'S)   ($) (000'S)   ($) (000'S)       FEE
---------------------  -----------   -----------   -----------   -----------   -----------   -----------
       12,859               0          12,859         9,302           0           9,302         (27.7)%

---------------

 * As described in this Proxy Statement, any Performance Adjustment included in calculating the Pro Forma Advisory Fees for the Fund is based on the investment performance of the Fund's Investor Shares versus the Fund's benchmark index over the 36-month period ended October 31, 2007.

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended October 31, 2006 and October 31, 2007 were $2,080,013,273 and $1,587,531,145, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the Russell 2000(R) Value Index.

  EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 5.50%

     If the Fund has outperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.72%          1/12th of 0.15%          1/12th of 0.87%

  EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If Fund performance has tracked the performance of the Russell 2000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.72%               0.00%               1/12th of 0.72%

  EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 5.50%

     If the Fund has underperformed the Russell 2000(R) Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                               PERFORMANCE           TOTAL ADVISORY FEE
     BASE FEE RATE           ADJUSTMENT RATE        RATE FOR THAT MONTH
     -------------           ---------------        -------------------
    1/12th of 0.72%          1/12th of -0.15%         1/12th of 0.57%

     Under the terms of the Fund's Current Subadvisory Agreement, PWM is entitled to receive a subadvisory fee, paid by the Fund, that is accrued daily and payable monthly at an annual rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any fee waivers and expense reimbursements). This means that, pursuant to the terms of the Amended Advisory Agreement, the subadvisory fee rate for fees paid by Janus Capital to PWM will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital, based on the performance of the Fund's Investor Shares relative to the Russell 2000(R) Value Index. If Proposal 4 is not approved, PWM will continue to receive a subadvisory fee from the Fund that is equal to 50% of the advisory fee otherwise paid by the Fund to Janus Capital under the Current Advisory Agreement (thereby reducing Janus Capital's advisory fee by 50%), which currently equates to 0.36% of the Fund's average daily net assets.

     It is important to note that if shareholders of Janus Small Cap Value Fund approve Proposal 4, any fees paid by the Fund under the Amended Advisory Agreement will be paid in their entirety to Janus Capital and Janus Capital will in turn compensate any subadviser. Under current agreements, the Fund pays 50% of its investment advisory fee to Janus Capital and 50% to PWM.

COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended October 31, 2007, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended October 31, 2007. For the 36-month period ended October 31, 2007, the Fund underperformed the Russell 2000(R) Value Index and the fiscal year-end average daily net assets were lower than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with Janus Services with respect to Institutional Shares of Janus Small Cap Value Fund. Pursuant to that waiver agreement, Janus Services has agreed to waive transfer agency fees applicable to and paid by Janus Small Cap Value Fund's

Institutional Shares by any amount by which total operating expenses exceed 0.79% of average daily net assets through March 1, 2009, as described in a footnote to the Annual Fund Operating Expense table below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses for Institutional Shares of the Fund may be less than the amount listed in the table below.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                       (CURRENT AND PRO FORMA STRUCTURE)

                                   INVESTOR
                                 SHARES(1)(2)      INSTITUTIONAL SHARES(2)
                              ------------------   -----------------------
Maximum Sales Charge
  (Load)....................          None                  None
Redemption Fee..............          None                  None
Exchange Fee................          None                  None


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(3)


                                                                        TOTAL ANNUAL
                                                           ACQUIRED         FUND
                          MANAGEMENT          OTHER      FUND(6) FEES    OPERATING
                            FEE(4)         EXPENSES(5)   AND EXPENSES   EXPENSES(7)
                       -----------------   -----------   ------------   ------------
JANUS SMALL CAP VALUE
  FUND
  Investor Shares
    Current..........        0.72%            0.29%         0.02%          1.03%
    Pro Forma........        0.52%            0.29%         0.02%          0.83%
  Institutional
    Shares
    Current..........        0.72%            0.25%         0.02%          0.99%
    Pro Forma........        0.52%            0.25%         0.02%          0.79%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS, AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all your shares at the end of each period. Since no sales load applies, the results apply whether or not you redeem your shares at the end of the periods shown. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
JANUS SMALL CAP VALUE FUND
  Investor Shares
    Current........................   $105     $328      $569      $1,259
    Pro Forma*.....................   $ 85     $265      $460      $1,025
  Institutional Shares
    Current........................   $101     $315      $547      $1,213
    Pro Forma*.....................   $ 81     $252      $439      $  978

---------------


(1) The Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the respective prospectus.


(2) For shares purchased through an intermediary, your financial intermediary may charge you a separate or additional fee for purchases and redemptions of shares.

(3) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce the custodian and transfer agent expenses.
(4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital as of the end of the fiscal year. Any Performance Adjustment included in calculating the Pro Forma Management Fee is based on the investment performance of the Fund's Investor Shares versus the Russell 2000(R) Value Index over the 36-month period ended October 31, 2007. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(5) Included in Other Expenses is an administrative services fee of 0.05% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.
(6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
(7) All expenses are stated without contractual expense waivers by Janus Services LLC. Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares as necessary to ensure that the total expense ratio does not exceed an annual rate of 0.79% of average daily net assets (excluding items not normally considered operating expenses such as legal claims and expenses, litigation costs, and any indemnification related thereto), until March 1, 2009.
 * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

ADDITIONAL BOARD CONSIDERATIONS

     Over the past few years, the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have continued to explore the possibility of modifying the fee structure for certain Janus funds to provide for a Base Fee for each of those funds at the same rate as its current advisory fee rate, and a performance-based adjustment that would increase or decrease the fee based on whether the fund's total return performance exceeds or lags a stated relevant benchmark index.

     Working with Janus Capital to develop a performance structure that was acceptable to Janus Capital, the Independent Trustees were seeking to provide a closer alignment of the interests of Janus Capital with those of the Fund and its shareholders. They believe that the fee structure proposed for the Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range that would result in the maximum and minimum Performance Adjustment of up to 0.15% (positive or negative) of the Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to the Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved for Janus Capital, PWM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds.

     As described above, the Performance Adjustment that will be added to or subtracted from the Base Fee as a result of the Fund's performance, relative to its benchmark index, is a variable of up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee, Janus Capital and PWM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

     The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Fund based on a number of factors, including that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio managers in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

     The Trustees determined that Investor Shares of the Fund is the most appropriate class for use in calculating the Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares of the Fund, any fees paid to or retained by Janus Capital or its affiliates, and the distribution channel for each class of shares.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of the Amended Advisory

Agreement and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a 36-month rolling performance measurement period.

     In addition to considering the performance fee structure reflected in the Amended Advisory Agreement, in approving that agreement the Trustees followed the process, considered the factors, and reached the conclusions described above under "Proposal 3 and Proposal 4 -- General Information -- Board Approval and Recommendation."

     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

OTHER FUND SERVICE PROVIDERS

     Administrator. Janus Capital serves as administrator to the Funds, performing internal accounting, recordkeeping, blue sky monitoring and registration functions. Each Fund pays Janus Capital for its administrative services at the annual rate of 0.05% of the Fund's average daily net assets. Janus Capital retains these fees. In addition, Janus Capital may be reimbursed by the Funds for certain administrative and clerical functions Janus Capital provides to the Funds, as well as for reasonable costs it incurs in performing certain functions. Janus Capital intends to continue to provide the same administrative services after implementation of the proposed New Subadvisory Agreements and the proposed Amended Advisory Agreements.

     The fees paid to Janus Capital by each Fund for administrative services, including in the aggregate with the investment advisory fee paid by each Fund, for the fiscal year ended October 31, 2007, are shown below.

                                       FEES PAID TO JANUS CAPITAL
                              --------------------------------------------
                              ADMINISTRATIVE SERVICE FEES   AGGREGATE FEES
FUND                                  ($) (000'S)            ($) (000'S)
----                          ---------------------------   --------------
Janus Mid Cap Value Fund....             3,377                  42,174
Janus Small Cap Value
  Fund......................               903                  13,762

     Distributor. Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Funds pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. Janus Distributors does not receive compensation from the Trust or the Funds for services rendered. Janus Distributors intends to continue to provide the same services after implementation of the proposed New Subadvisory Agreements and the proposed Amended Advisory Agreements.

     Transfer Agent. Janus Services, P.O. Box 173375, Denver, Colorado 80207-3375, a wholly-owned subsidiary of Janus Capital, serves as the Funds' transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of shares of the Funds reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, for services provided, including, but not limited to, establishing and maintaining shareholder accounts, recording ownership of shares on the Trust's books, mailing shareholder reports, recording reinvestment of dividends and distributions, and coordinating with banks, broker-dealers and other financial intermediaries who represent Fund shareholders, Janus Services receives from each Fund an asset-weighted average annual fee based upon the proportion of the Fund's net assets sold directly and the proportion of the Fund's net assets sold through financial intermediaries. The applicable annual fee rates are 0.16% of the daily closing net asset value of Fund shares sold directly to shareholders and 0.21% of the daily closing net asset value of Fund shares sold through financial intermediaries. In addition, Investor Shares of Janus Mid Cap Value Fund pay Janus Services a monthly fee calculated at an annual rate of $4.00 per open shareholder account. Janus Services has contractually agreed to waive until at least March 1, 2009, the fee it receives from Janus Mid Cap Value Fund -- Institutional Shares and Janus Small Cap Value Fund -- Institutional Shares, to the extent that the annual normal operating expenses paid by that class for each Fund exceed 0.77% and 0.79%, respectively, of the class' average daily net asset value. Janus Services intends to continue to provide the same services after implementation of the proposed New Subadvisory Agreements and the proposed Amended Advisory Agreements.


     Janus Mid Cap Value Fund and Janus Small Cap Value Fund paid $13,629,015 and $3,546,521, respectively, to Janus Services for the fiscal year ended October 31, 2007.


                     ADDITIONAL INFORMATION ABOUT THE TRUST


TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS OF THE FUNDS


     The Trustees and principal executive officers of the Funds and their principal occupations, including any positions with Janus Capital, are set forth in Exhibit E to this Proxy Statement.

OTHER LEGAL REQUIREMENTS UNDER THE 1940 ACT


     Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser (or subadviser) occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control, as long as two conditions are satisfied. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Funds' Board must be Independent Trustees. Currently, the

Board of Trustees of the Trust meets this 75% requirement, as 100% of the Board is Independent.


     The second condition specifies that no "unfair burden" may be imposed on the Funds as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of a Fund (other than fees for bona fide principal underwriting services). Janus Capital and PWM have represented to the Board of Trustees that the change in control transaction will not cause the imposition of an unfair burden, as that term is defined in
Section 15(f) of the 1940 Act, on the Funds.


                    ADDITIONAL INFORMATION ABOUT THE MEETING

QUORUM AND VOTING

     Shareholders of each class of a Fund will vote together at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value held in such shareholder's name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     Thirty percent of the shares entitled to vote at the Meeting for each Fund shall be a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of a Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies for a Fund (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Fund.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or a proposal. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.


     Approval of each Proposal will require the affirmative vote of a 1940 Act Majority of a Fund's shareholders eligible to vote at the Meeting. In addition to the Proposals outlined in this Proxy Statement, shareholders of other funds within the Janus fund complex are receiving similar proxy statements seeking approval for new subadvisory agreements with PWM and amended and restated investment advisory agreements with Janus Capital. Implementation of the agreement referred to in each Proposal in this Proxy Statement is contingent upon the approval by shareholders of all four Proposals described in this Proxy Statement, as well as approval of similar proposals by shareholders of Janus Adviser Mid Cap Value Fund and Mid Cap Value Portfolio, which are series of JAD and JAS, respectively, as described in separate proxy statements. In addition, implementation of each Proposal is contingent upon consummation of the Pending Acquisition and certain other conditions that may be outlined in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.


SHARE OWNERSHIP

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of each Fund:


                                  TOTAL NUMBER OF
FUND                             SHARES OUTSTANDING     NET ASSETS
----                             ------------------   --------------
Janus Mid Cap Value Fund
  -- Institutional Shares......       34,035,812      $  750,149,298
  -- Investor Shares...........      307,034,970      $6,711,784,437
Janus Small Cap Value Fund
  -- Institutional Shares......       30,170,456      $  665,560,250
  -- Investor Shares...........       29,325,425      $  638,121,251


     Beneficial owners of 5% or more of the outstanding shares of each class of each Fund as of the Record Date are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of any class of each Fund except as shown below. To the best knowledge of the Trust, entities shown as owning 25% or more of a class of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

                                       NAME AND ADDRESS             NUMBER OF    PERCENTAGE
NAME OF FUND AND CLASS                OF BENEFICIAL OWNER            SHARES       OF CLASS
----------------------        -----------------------------------  -----------   ----------
Janus Mid Cap Value Fund      Prudential Investment                 29,972,246    88.06%(1)
   -- Institutional           Management Service
  Shares....................  FBO Mutual Fund Clients
                              Newark, NJ 07102

Janus Mid Cap Value Fund      National Financial Services Corp.    110,839,855    36.10%(2)
   -- Investor Shares.......  For the Exclusive Benefit of Our
                              Customers
                              New York, NY 10281

                              Charles Schwab & Co., Inc.            67,762,669      22.07%
                              Reinvest Account
                              San Francisco, CA 94104

Janus Small Cap Value Fund    Vanguard Fiduciary Trust Company       7,188,129      23.83%
   -- Institutional           Valley Forge, PA 19482
  Shares....................

                              JP Morgan Chase Bank Cust.             6,651,765      22.05%
                              Super Saver Capital Accumulation
                              Plan for EE of Participating AMR
                              Co. Subsidiaries
                              New York, NY 10004

                              National Financial Services Corp.      5,282,986      17.51%
                              For the Exclusive Benefit of Our
                              Customers
                              New York, NY 10281

Janus Small Cap Value Fund    Northern Trust Company                 7,195,721      24.54%
   -- Investor Shares.......  FBO Triad Hospitals Inc.
                              Chicago, IL 60675

                              National Financial Services Corp.      4,392,868      14.98%
                              For the Exclusive Benefit of Our
                              Customers
                              New York, NY 10281

                              Charles Schwab & Co., Inc.             2,120,375       7.23%
                              Reinvest Account
                              San Francisco, CA 94104

                              Reliance Trust Company                 1,770,274       6.04%
                              FBO Copeland Retirement Trust
                              Account
                              Defined Contribution Plan 401k
                              Somerset, NJ 08873


---------------


(1) This entity could be deemed to be a "control person" and may have the power to control any of the shares of the Fund.



(2) 5% or more of the outstanding shares of the Fund may be held for the exclusive benefit of an individual shareholder.


     As of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of each Fund.

SOLICITATION OF PROXIES

     The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be shared by Janus Capital and PWM. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.


     Janus Capital has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $750,000, plus expenses. Such expenses will be shared by Janus Capital and PWM, with Janus Capital assuming 75% of the expenses and Perkins assuming 25% of the expenses up to $2,500,000 after which Janus Capital will assume 100% of the expenses. Among other things, D.F. King will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.


     Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital and/or PWM for their expenses, to the extent that Janus Capital or the Fund would have directly borne those expenses.


     As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of D.F. King. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.



     In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for each shareholder's full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the D.F. King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The D.F. King representative may read any recommendation set forth in this Proxy Statement. The D.F. King representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call D.F. King immediately if his or her instructions are not accurately reflected in the confirmation.


     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact D.F. King at 1-800-628-8528. Any proxy given by a shareholder is revocable until voted at the Meeting.


     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted "FOR" the proposals, as described in this Proxy Statement.

     Shares Held by Accounts of Insurance Companies. Shares of the Funds may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of a Fund's portfolio securities are placed on behalf of the Fund by Janus Capital or its agent. Janus Capital places portfolio transactions for the Funds solely upon PWM's direction. The Funds do not allocate portfolio transactions to broker-dealers on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of a Fund may execute transactions for the Fund and receive brokerage commissions.

     During the most recent fiscal year, neither Fund paid any commissions to affiliated broker-dealers.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital, PWM, or the Trust is attached as Exhibit F to this Proxy Statement.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Funds are not required, and do not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Trust.

     Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of a Fund's securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Funds began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by a Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

     A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The annual report to shareholders of the Funds, including financial statements of the Funds, has previously been sent to shareholders. THE FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUNDS' MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-800-525-3713, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

     To avoid sending duplicate copies of materials to households, the Funds may mail only one copy of each report or this Proxy Statement to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds' transfer agent, Janus Services, at 1-800-525-3713 or notify the Funds' transfer agent in writing at P.O. Box 173375, Denver, Colorado 80207-3375.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                       By order of the Board of Trustees,

                                       /s/ Robin C. Beery

                                       Robin C. Beery
                                       President and Chief Executive Officer of
                                       Janus Investment Fund

                               INDEX OF EXHIBITS


EXHIBIT A:    Form of Subadvisory Agreement

EXHIBIT B:    Form of Amended and Restated Investment Advisory
              Agreement

EXHIBIT C:    Other Funds Managed by Janus Capital and PWM with
              Similar Investment Objectives

EXHIBIT D:    Principal Executive Officers and Directors of Janus
              Capital and Their Principal Occupations

EXHIBIT E:    Trustees and Principal Executive Officers of the Funds
              and Their Principal Occupations

EXHIBIT F:    Legal Matters

                                                                       EXHIBIT A
                         FORM OF SUB-ADVISORY AGREEMENT

                          [JANUS][PERKINS][     ] FUND
                      (A SERIES OF JANUS INVESTMENT FUND)

     This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as
of           [the 1st day of July 2004], by and between JANUS CAPITAL MANAGEMENT
LLC, a Delaware limited liability company ("Janus") and PERKINS[ ][, WOLF, MCDONNELL AND COMPANY][INVESTMENT MANAGEMENT][,] LLC a Delaware limited liability company ("[PWM][Perkins]").

     WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Investment Fund, a Massachusetts business trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to [the Janus ][Perkins ][ ] Fund, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

     WHEREAS, [Perkins][PWM] is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, Janus desires to retain [Perkins][PWM] to furnish investment advisory services with respect to the Fund, and [Perkins][PWM] is willing to furnish such services;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. Duties of [Perkins][PWM]. Janus hereby engages the services of [Perkins][PWM] as subadviser in furtherance of the Advisory Agreement. [Perkins][PWM] agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

             (a) [Perkins][PWM] shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

             (b) [Perkins][PWM] shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of [Perkins][PWM], and the investment considerations which have given rise to those decisions;

             (c) [Perkins][PWM] shall maintain all books and records required to be maintained by [Perkins][PWM] pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. [Perkins][PWM] hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

             (d) [Perkins][PWM] shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

             (e) [Perkins][PWM] shall provide Janus with such assistance and advice as Janus may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that Janus may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

             (f) At such times as shall be reasonably requested by the Trustees or Janus, [Perkins][PWM] shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of [Perkins][PWM]; and

             (g) [Perkins][PWM] will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to [Perkins][PWM] as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, [Perkins][PWM] shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by [Perkins][PWM] to Janus, provided, however, that [Perkins][PWM] shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to [Perkins][PWM] by Janus.

          2. Further Obligations. In all matters relating to the performance of this Agreement, [Perkins][PWM] shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to [Perkins][PWM] copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

          3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

             (a) To keep [Perkins][PWM] continuously and fully informed (or cause the custodian of the Fund's assets to keep [Perkins][PWM] so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

             (b) To furnish [Perkins][PWM] with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange; [and]

             (c) To furnish [Perkins][PWM] with any further materials or information which [Perkins][PWM] may reasonably request to enable it to perform its function under this Agreement[.][; and]

             (d) [To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.]

          [4. ]Compensation. [For PWM's][Janus shall pay Perkins for its] services under this Agreement[, the Fund shall pay to PWM ]a fee equal to 50% of the advisory fee payable[ to Janus from the Fund ][before reduction of the Janus fee by the amount of the fee payable to PWM ](net of any [performance fee adjustment, ]reimbursement of expenses incurred or fees waived by Janus). [Such fee] [Fees paid to Perkins ]shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect[ and shall be paid at the same time and in the same amount as the fees payable to Janus]. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which th[is][e] Agreement is effective.

          5. Expenses. [Perkins][PWM] shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

          6. Representations of [Perkins][PWM]. [Perkins][PWM] hereby represents, warrants and covenants to Janus as follows:

             (a) [Perkins][PWM]: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify [Perkins][PWM] from serving as an investment adviser of an investment company pursuant to
        Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against [Perkins][PWM] that could have a material adverse effect upon [Perkins][PWM's] ability to fulfill its obligations under this Agreement.

             (b) [Perkins][PWM] has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption[, and any material changes thereto]. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of [Perkins][PWM] shall certify to Janus that [Perkins][PWM] has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of [Perkins][PWM's] code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, [Perkins][PWM] shall permit Janus, its employees or its agents to examine the reports required to be made to [Perkins][PWM] by Rule 17j-1(c)(1) and all other records relevant to [Perkins][PWM's] code of ethics.

             (c) [Perkins][PWM] has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

             [(d) PWM will notify Janus of any change in the identity or control of its shareholders owning a 10% or greater interest in PWM, or any change that would constitute a change in control of PWM under the 1940 Act, prior to any such change if PWM is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to PWM.]

          7. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, [2007][2009], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or [Perkins][PWM], cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that [6][9]0 days' advance written notice of termination be given to [Perkins][PWM] at its principal place of business. This Agreement may [also ]be terminated [(i)] by Janus [or the Trust: (i) by giving][at any time, without penalty by giving] [6][9]0 days' advance written notice of termination to [Perkins; (ii) by Perkins at any time, without penalty by giving 90 days' advance notice to Janus and the Trust, unless Janus or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by Janus or the Trust not to exceed 90 days' beyond the initial 90 days' notice period unless otherwise agreed to by Janus, the Trust and Perkins; or (iii) by Janus or the Trust without advance notice if Perkins] [PWM; (ii) upon a material breach by PWM of any of the representations and warranties set forth in Section 6 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if PWM ]becomes unable to discharge its duties and obligations under this Agreement. [This Agreement may be terminated by PWM at any time, without penalty upon a material breach by Janus of any of the obligations set forth in Section 3 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach. This Agreement may be terminated by PWM after April 30, 2005 upon three years' written notice. ]In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

          9. Assignment. This Agreement shall automatically terminate in the event of its assignment.

          10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, [Perkins][PWM] or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          11. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

          12. Limitation of Liability of [Perkins][PWM]. Janus will not seek to hold [Perkins][PWM], and [Perkins][PWM] shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "[Perkins][PWM]" shall include any affiliate of [Perkins][PWM] performing services for the Fund contemplated hereunder and directors, officers and employees of [Perkins][PWM] and such affiliates.

          13. Activities of [Perkins][PWM]. The services of [Perkins][PWM] hereunder are not to be deemed to be exclusive, and [Perkins][PWM] is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of [Perkins][PWM] to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in [Perkins][PWM] as directors, officers and shareholders of [Perkins][PWM], that directors, officers, employees and shareholders of [Perkins][PWM] are or may become similarly interested in the Trust, and that [Perkins][PWM] may become interested in the Trust as a shareholder or otherwise.

          14. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of [Perkins][PWM ]by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of [Perkins][PWM] for any of its duties and responsibilities under this Agreement.

          15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.


             (a) To Janus at:

                 Janus Capital Management LLC
                 151 Detroit Street
                 Denver, Colorado 80206
                 Attention: General Counsel
                 Phone: (303) 333-3863
                 Fax: (303) 316-5728

             (b) To [Perkins][PWM] at:

                 Perkins[, Wolf, McDonnell and Company,] [Investment Management] LLC
                 [310 South Michigan Avenue][311 South Wacker Drive, Suite
                 6000]
                 Chicago, Illinois 6060[6][4]
                 Attention: President
                 Phone: (312) 922-0355
                 Fax: (312) 922-0418

             (c) To the Trust at:

                 Janus Investment Fund
                 151 Detroit Street
                 Denver, Colorado 80206
                 Attention: [General ][Chief Legal] Counsel

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:
                                          [Loren M. Starr
                                          Chief Financial Officer and
                                          Senior Vice President]

                                          PERKINS[, WOLF, MCDONNELL AND COMPANY]
                                          [INVESTMENT MANAGEMENT LLC]

                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                          [ACKNOWLEDGEMENT:

                                          The undersigned acknowledges that it
                                          is obligated to compensate PWM for its
                                          services in accordance with the
                                          provisions of Section 4 of this
                                          Agreement.

                                          JANUS INVESTMENT FUND on behalf of
                                          [Janus Mid Cap Value Fund] [Janus
                                          Small Cap Value Fund]

                                          By:
                                          Girard C. Miller
                                          President and Chief Executive Officer]

                                                                       EXHIBIT B

                             JANUS INVESTMENT FUND
                         FORM OF [AMENDED AND RESTATED]
                         INVESTMENT ADVISORY AGREEMENT
                         [JANUS ][PERKINS ][     ] FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this [1st day
of July, 2004, as amended this 1st day of February, 2006, ][          day of
          , 2008,] between JANUS INVESTMENT FUND, a Massachusetts business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                             W I T N E S S E T H :

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the
Trust being designated as the [Janus ][Perkins ][     ] Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

          1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Declaration of Trust, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

          3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

          4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

             (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

             (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

             (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; [and]

             (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.[; and]

             [(e) to compensate any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.]

          5. Compensation.

PERKINS MID CAP VALUE FUND

     The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund, adjusted by a performance fee as set forth in Schedule A[, provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to Janus hereunder. ]For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

PERKINS SMALL CAP VALUE FUND

     The Trust shall pay to JCM for its services pursuant to this Agreement a [monthly base ]fee[ of 1/12][, calculated and payable for each day that this Agreement is in effect, of 1/365] of 0.72% of the [average ]daily closing net asset value of the Fund[, adjusted by a performance fee as set forth in Schedule
A. ][(1/366 of 0.72% of the daily closing net asset value of the Fund in a leap year) provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to Janus hereunder.][ For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]

          6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

             (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; [and]

             (b) Rental of offices of the Trust[; and][.]

             [(c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.]

          7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Massachusetts; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

          9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

          10. Term. This Agreement shall continue in effect until February 1, [2007][2009], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and
     (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

          13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

          14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

          15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the amended date and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                          --------------------------------------

                                          JANUS INVESTMENT FUND

                                          By:
                                          --------------------------------------

                                   SCHEDULE A
                             PERFORMANCE ADJUSTMENT

PERKINS MID CAP VALUE FUND

     [Beginning with the Base Fee payable for February 2006 and in month 13 from the amended date of this Agreement, t][T]he Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Investor Shares in relation to the cumulative investment record of the Fund's benchmark, the Russell Midcap Value Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from [February 1, 2006][the date of this Agreement] through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated[ (beginning February 1, 2006).]

     The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund's Investor Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund's Investor Shares and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Fund's Investor Shares and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01875% for every full 0.50% increment by which the Fund's Investor Shares outperform or underperform the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.


PERKINS SMALL CAP VALUE FUND

     [Beginning with the Base Fee payable for           2008 and in month 13
from the date of this Agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Investor Shares in relation to the cumulative investment record of the Fund's benchmark, the Russell 2000(R) Value Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of (a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Fund's Investor Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Fund's Investor Shares and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Fund's Investor Shares and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01364% for every full 0.50% increment by which the Fund's Investor Shares outperform or underperform the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

PERKINS MID CAP VALUE FUND AND PERKINS SMALL CAP VALUE FUND

     For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and registration statement, each as may be amended from time to time.

     The investment performance of the Fund's Investor Shares will be the sum of:

          (1) the change in Investor Shares' net asset value ("NAV") per share during the Performance Period; plus

          (2) the value of the Investor Shares' cash distributions per share accumulated to the end of the Performance Period; plus

          (3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period;

expressed as a percentage of Investor Shares' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in Investor Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

     The investment record of the Index will be the sum of:

          (1) the change in the level of the Index during the Performance Period; plus

          (2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

          The Trustees have initially designated Investor Shares to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than Investor Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

                                                                       EXHIBIT C

                  OTHER FUNDS MANAGED BY JANUS CAPITAL AND PWM
                       WITH SIMILAR INVESTMENT OBJECTIVES

     The following table lists certain information regarding funds with similar investment objectives for which Janus Capital and PWM provide investment advisory or subadvisory services. The table shows such fund's asset size as of March 31, 2008, the rate of compensation paid by that fund, and whether Janus Capital has contractually agreed to waive or reduce compensation received from that fund.


                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------
Janus Adviser High-
  Yield Fund.........  Seeks to obtain             3.5       First $300 Million 0.65%    0.90%(1)
                       high current                           Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its primary
                       investment
                       objective.

Janus Adviser Mid Cap
  Value Fund(2)......  Seeks capital             841.5                       0.64%(3)    0.74%(1)
                       appreciation.

Janus Adviser Small
  Company Value
  Fund...............  Seeks capital              45.2                          0.74%    1.00%(1)
                       appreciation.

Mid Cap Value
  Portfolio(2).......  Seeks capital              71.6                       0.64%(4)    1.24%(5)
                       appreciation.

Small Company Value
  Portfolio..........  Seeks capital              17.8                          0.74%    1.34%(5)
                       appreciation.

Janus High-Yield
  Fund...............  Seeks to obtain           503.5       First $300 Million 0.65%    0.90%(6)
                       high current                           Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its primary
                       investment
                       objective.

Janus Venture Fund...  Seeks capital           1,226.6                          0.64%         N/A
                       appreciation.

                                             ASSET SIZE           ANNUAL RATE OF        FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)         COMPENSATION           REDUCTIONS
----                       ---------       ---------------   ------------------------   --------------

ING Janus Contrarian
  Portfolio..........  Seeks capital             822.9       First $100 Million 0.45%         N/A
                       appreciation.                          Next $100 Million 0.40%
                                                              Next $200 Million 0.35%
                                                             Next $500 Million 0.325%
                                                              Over $900 Million 0.30%

Ohio National
  Small Cap Growth
  Portfolio..........  Seeks long-term            20.4        First $50 Million 0.65%         N/A
                       capital                                Next $100 Million 0.60%
                       appreciation.                          Over $150 Million 0.50%

SEI Small/Mid Cap
  Equity Fund........  Seeks long-term           145.4                          0.50%         N/A
                       capital
                       appreciation.

SEI Small
  Cap Fund...........  Seeks capital              73.5                          0.50%         N/A
                       appreciation.

SEI Small Cap Growth
  Fund...............  Seeks long-term            67.6                          0.50%         N/A
                       capital
                       appreciation.

---------------
 (1) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fee (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least December 1, 2009. The expense limit is described in the respective Statement of Additional Information.
 (2) Subadvised by PWC.
 (3) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, as of July 31, 2007, was 0.59%.
 (4) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, as of December 31, 2007, was 0.60%.
 (5) Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, administrative services fee (applicable to Service Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least May 1, 2009. The expense limit is described in the respective Statement of Additional Information.
 (6) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least March 1, 2009. The expense waiver is described in the respective Statement of Additional Information.

                                                                       EXHIBIT D

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                 JANUS CAPITAL AND THEIR PRINCIPAL OCCUPATIONS

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------
Robin C. Beery................  Janus Capital Group Inc.             Chief Marketing Officer and
                                                                     Executive Vice President

                                Janus Capital Management LLC         Chief Marketing Officer and
                                                                     Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Gary D. Black.................  Janus Capital Group Inc.             Chief Executive Officer and
                                                                     Director

                                Janus Capital Management LLC         Chief Executive Officer

                                Janus Management Holdings Corp.      President and Director

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Bay Isle Financial LLC               President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Daniel P. Charles.............  Janus Capital Management LLC         Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Janus Distributors LLC               Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Janus Services LLC                   Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Jonathan D. Coleman...........  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                     Executive Vice President


Gregory A. Frost..............  Janus Capital Group Inc.             Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Capital Management LLC         Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Capital Asia Limited           Director and Assistant
                                                                     Treasurer

                                Janus Capital International          Director and Assistant
                                Limited                              Treasurer

                                Janus Capital Singapore Pte.         Director
                                Limited

                                Janus Distributors LLC               Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Holdings Corporation           Senior Vice President,
                                                                     Controller, and Director

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------

                                Janus International Holding LLC      Executive Vice President,
                                                                     Controller, and Director

                                Janus Management Holdings Corp.      Chief Financial Officer,
                                                                     Executive Vice President, and
                                                                     Director

                                Janus Services LLC                   Chief Financial Officer and
                                                                     Executive Vice President

                                Bay Isle Financial LLC               Chief Financial Officer and
                                                                     Senior Vice President

                                Berger Financial Group LLC           Vice President

                                Capital Group Partners, Inc.         Executive Vice President, Chief
                                                                     Financial Officer, and Director

                                Enhanced Investment                  Vice President and Working
                                Technologies, LLC                    Director


Heidi W. Hardin...............  Janus Capital Management LLC         General Counsel, Senior Vice
                                                                     President, and Secretary

                                Janus Distributors LLC               General Counsel, Senior Vice
                                                                     President, and Secretary

                                Janus Services LLC                   General Counsel, Senior Vice
                                                                     President, and Secretary


Kelley Abbott Howes...........  Janus Capital Group Inc.             Chief Administrative Officer,
                                                                     General Counsel, Executive Vice
                                                                     President, and Secretary

                                Janus Capital Management LLC         Chief Administrative Officer
                                                                     and Executive Vice President

                                Janus Distributors LLC               Chief Administrative Officer
                                                                     and Executive Vice President

                                Janus Management Holdings Corp.      Chief Administrative Officer,
                                                                     General Counsel, Executive Vice
                                                                     President, Director, and
                                                                     Secretary

                                Capital Group Partners, Inc.         Director

                                Enhanced Investment                  Vice President
                                Technologies, LLC


Dominic C. Martellaro.........  Janus Capital Group Inc.             Executive Vice President

                                Janus Capital Management LLC         Executive Vice President

                                Janus Capital Funds Plc              Director

                                Janus Capital Trust Manager          Director
                                Limited

                                Janus Distributors LLC               President

                                Janus Services LLC                   Executive Vice President


Gibson Smith..................  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                     Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------


John Zimmerman(1).............  Janus Capital Group Inc.             Executive Vice President

                                Janus Capital Management LLC         Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


---------------

(1) Mr. Zimmerman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective August 2007.

                                                                       EXHIBIT E

                     TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS
                    OF THE FUNDS AND THEIR PRINCIPAL OCCUPATIONS

    TRUSTEES


                           POSITION(S)                       PRINCIPAL
NAME, ADDRESS,              HELD WITH     LENGTH OF      OCCUPATIONS DURING     OTHER DIRECTORSHIPS
AND AGE                     THE FUNDS*   TIME SERVED    THE PAST FIVE YEARS       HELD BY TRUSTEE
--------------             ------------  ------------  ----------------------  ----------------------
William F. McCalpin......  Chairman      1/08-Present  Private Investor.       Chairman of the
151 Detroit Street                                     Formerly, Vice          Board and Director
Denver, CO 80206           Trustee       6/02-Present  President of Asian      of The Investment
DOB: 1957                                              Cultural Council and    Fund for
                                                       Executive Vice          Foundations
                                                       President and Chief     Investment Program
                                                       Operating Officer of    (TIP) (consisting
                                                       The Rockefeller         of 4 funds) and the
                                                       Brothers Fund (a        F.B. Heron
                                                       private family          Foundation (a private
                                                       foundation)             grantmaking
                                                       (1998-2006).            foundation).

Jerome S. Contro.........  Trustee       11/05-Present General partner of      Chairman of the
151 Detroit Street                                     Crosslink Capital, a    Board and Trustee
Denver, CO 80206                                       private investment      of RS Investment
DOB: 1956                                              firm (since 2008).      Trust (consisting
                                                       Formerly, partner of    of 40 funds) (since
                                                       Tango Group, a private  2001), and Director
                                                       investment firm         of Envysion, Inc.
                                                       (1999-2008).            (internet
                                                                               technology), Lijit
                                                                               Networks Inc.
                                                                               (internet
                                                                               technology), and
                                                                               LogRhythm Inc.
                                                                               (software
                                                                               solutions).

John W. McCarter, Jr.....  Trustee       6/02-Present  President and Chief     Chairman of the
151 Detroit Street                                     Executive Officer of    Board and Director
Denver, CO 80206                                       The Field Museum of     of Divergence Inc.
DOB: 1938                                              Natural History         (biotechnology
                                                       (Chicago, IL) (since    firm); Director of
                                                       1997).                  W.W. Grainger, Inc.
                                                                               (industrial
                                                                               distributor); and
                                                                               Trustee of WTTW
                                                                               (Chicago public
                                                                               television station)
                                                                               and the University
                                                                               of Chicago.

Dennis B. Mullen.........  Trustee       9/93-Present  Chief Executive         Chairman of the
151 Detroit Street                                     Officer of Red Robin    Board (since 2005)
Denver, CO 80206                                       Gourmet Burgers, Inc.   and Director of Red
DOB: 1943                                              (since 2005).           Robin Gourmet
                                                       Formerly, private       Burgers, Inc.; and
                                                       investor.               Director of Janus
                                                                               Capital Funds Plc
                                                                               (Dublin-based,
                                                                               non-U.S. funds).

                           POSITION(S)                       PRINCIPAL
NAME, ADDRESS,              HELD WITH     LENGTH OF      OCCUPATIONS DURING     OTHER DIRECTORSHIPS
AND AGE                     THE FUNDS*   TIME SERVED    THE PAST FIVE YEARS       HELD BY TRUSTEE
--------------             ------------  ------------  ----------------------  ----------------------

James T. Rothe...........  Trustee       1/97-Present  Co-founder and          Director of Red
151 Detroit Street                                     Managing Director of    Robin Gourmet
Denver, CO 80206                                       Roaring Fork Capital    Burgers, Inc.
DOB: 1943                                              Management, LLC
                                                       (private investment in
                                                       public equity firm),
                                                       and Professor Emeritus
                                                       of Business of the
                                                       University of
                                                       Colorado, Colorado
                                                       Springs, CO (since
                                                       2004). Formerly,
                                                       Professor of Business
                                                       of the University of
                                                       Colorado (2002-2004);
                                                       and Distinguished
                                                       Visiting Professor of
                                                       Business (2001-2002)
                                                       of Thunderbird
                                                       (American Graduate
                                                       School of
                                                       International
                                                       Management), Glendale,
                                                       AZ.

William D. Stewart.......  Trustee       9/93-Present  Corporate Vice          N/A
151 Detroit Street                                     President and General
Denver, CO 80206                                       Manager of MKS
DOB: 1944                                              Instruments -- HPS
                                                       Products, Boulder, CO
                                                       (a manufacturer of
                                                       vacuum fittings and
                                                       valves).

Martin H. Waldinger......  Trustee       9/93-Present  Private Investor and    N/A
151 Detroit Street                                     Consultant to
Denver, CO 80206                                       California Planned
DOB: 1938                                              Unit Developments
                                                       (since 1994).
                                                       Formerly, CEO and
                                                       President of Marwal,
                                                       Inc. (homeowner
                                                       association management
                                                       company).

Linda S. Wolf............  Trustee       12/05-Present Retired. Formerly,      Director of
151 Detroit Street                                     Chairman and Chief      Wal-Mart, The Field
Denver, CO 80206                                       Executive Officer of    Museum of Natural
DOB: 1947                                              Leo Burnett             History (Chicago,
                                                       (Worldwide)             IL), Children's
                                                       (advertising agency)    Memorial Hospital
                                                       (2001-2005).            (Chicago, IL),
                                                                               Chicago Council on
                                                                               Global Affairs, and
                                                                               InnerWorkings
                                                                               (U.S. provider of
                                                                               print procurement
                                                                               solutions).


---------------


* Each Trustee is currently a Trustee of three registered investment companies advised by Janus Capital: Janus Investment Fund, Janus Adviser Series, and Janus Aspen Series. Additionally, Mr. Mullen also serves as director of Janus Capital Funds Plc.

OFFICERS


                                                      TERM OF
                                                    OFFICE* AND
NAME, ADDRESS, AND       POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                            THE FUNDS            TIME SERVED    DURING THE PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------
Robin C. Beery........  President and Chief        4/08-Present    Executive Vice President
151 Detroit Street      Executive Officer                          and Chief Marketing
Denver, CO 80206                                                   Officer of Janus Capital
DOB: 1967                                                          Group Inc. and Janus
                                                                   Capital; Executive Vice
                                                                   President of Janus
                                                                   Distributors LLC and Janus
                                                                   Services LLC; and Working
                                                                   Director of Enhanced
                                                                   Investment Technologies,
                                                                   LLC. Formerly, President
                                                                   (2002-2007) and Director
                                                                   (2000-2007) of The Janus
                                                                   Foundation; President
                                                                   (2004-2006) and Vice
                                                                   President and Chief
                                                                   Marketing Officer (2003-
                                                                   2004) of Janus Services
                                                                   LLC; and Senior Vice
                                                                   President (2003-2005) and
                                                                   Vice President (1999-2003)
                                                                   of Janus Capital Group
                                                                   Inc. and Janus Capital.

Stephanie Grauerholz-
  Lofton..............  Chief Legal Counsel                        Vice President and
151 Detroit Street      and Secretary              1/06-Present    Assistant
Denver, CO 80206                                                   General Counsel of Janus
DOB: 1970               Vice President             3/06-Present    Capital, and Vice
                                                                   President and Assistant
                                                                   Secretary of Janus
                                                                   Distributors LLC.
                                                                   Formerly, Assistant Vice
                                                                   President of Janus Capital
                                                                   and Janus Distributors LLC
                                                                   (2006).

Andrew J. Iseman**....  President and Chief        3/07-4/08       Executive Vice President
151 Detroit Street      Executive Officer                          and Chief Operating
Denver, CO 80206                                                   Officer of Janus Capital
DOB: 1964                                                          Group, Inc. and Janus
                                                                   Capital; President of
                                                                   Janus Services LLC; and
                                                                   Director of Capital Group
                                                                   Partners, Inc. Formerly,
                                                                   Senior Vice President of
                                                                   Enhanced Investment
                                                                   Technologies, LLC (2005-
                                                                   2007); Senior Vice
                                                                   President of Janus Capital
                                                                   Group, Inc. (2007) and
                                                                   Janus Capital (2007); and
                                                                   Vice President of Janus
                                                                   Capital (2003-2005) and
                                                                   Janus Services LLC
                                                                   (2003-2004).

                                                      TERM OF
                                                    OFFICE* AND
NAME, ADDRESS, AND       POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                            THE FUNDS            TIME SERVED    DURING THE PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------

David R. Kowalski.....  Vice President, Chief      6/02-Present    Senior Vice President and
151 Detroit Street      Compliance Officer,                        Chief Compliance Officer
Denver, CO 80206        and Anti-Money                             of Janus Capital, Janus
DOB: 1957               Laundering Officer                         Distributors LLC, and
                                                                   Janus Services LLC; Chief
                                                                   Compliance Officer of Bay
                                                                   Isle Financial LLC; and
                                                                   Vice President of Enhanced
                                                                   Investment Technologies,
                                                                   LLC. Formerly, Chief
                                                                   Compliance Officer of
                                                                   Enhanced Investment
                                                                   Technologies, LLC (2003-
                                                                   2005); Vice President of
                                                                   Janus Capital (2000-2005),
                                                                   and Janus Services LLC
                                                                   (2004-2005); and Assistant
                                                                   Vice President of Janus
                                                                   Services LLC (2000-2004).

Jesper Nergaard.......  Chief Financial Officer    3/05-Present    Vice President of Janus
151 Detroit Street                                                 Capital. Formerly,
Denver, CO 80206        Vice President,            2/05-Present    Director of Financial
DOB: 1962               Treasurer, and Principal                   Reporting for
                        Accounting Officer                         OppenheimerFunds, Inc.
                                                                   (2004-2005); Site Manager
                                                                   and First Vice President
                                                                   of Mellon Global
                                                                   Securities Services
                                                                   (2003); and Director of
                                                                   Fund Accounting, Project
                                                                   Development, and Training
                                                                   of INVESCO Funds Group
                                                                   (1994-2003).


---------------

 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Mr. Iseman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective April 2008.

                                                                       EXHIBIT F


                                 LEGAL MATTERS



     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.



     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Sec-tion 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.



     In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.



     During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.



     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                               FORM OF PROXY CARD

PROXY TABULATOR
P.O. BOX 859232                          EVERY SHAREHOLDER'S VOTE IS IMPORTANT
BRAINTREE, MA 02185-9232                *** 3 EASY WAYS TO VOTE YOUR PROXIES ***


VOTE VIA THE TELEPHONE     VOTE VIA THE INTERNET        VOTE BY MAIL
1)  Read the Proxy         1)  Read the Proxy           1)  Read the Proxy
    Statement and have         Statement and have           Statement
    this card at hand          this card at hand        2)  Mark the appropriate
2)  Call toll-free at      2)  Log on to                    boxes on this proxy
    1-800-966-8932 and         WWW.2VOTEFUNDPROXY.COM       card
    follow the recorded        and follow the           3)  Sign and date this
    instructions               on-screen                    proxy card
3)  If you vote via the        instructions             4)  Mail your completed
    telephone, you do not  3)  If you vote via the          proxy card in the
    need to mail this          Internet, you do not         enclosed envelope
    proxy card                 need to mail this
                               proxy card


PROXY                       JANUS MID CAP VALUE FUND                       PROXY
                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 30, 2008


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND. The undersigned, revoking any previous proxies, hereby appoints Robin C. Beery, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Mid Cap Value Fund to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on October 30, 2008 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

                                    NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                                    ------------------------   -----------------
                                    Signature                  Date


                                    ------------------------   -----------------
                                    Signature (Joint Owners)   Date


                                                                     JIF-MCV-PXC


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

                                                      FOR    AGAINST  ABSTAIN

1.  Approve a new subadvisory agreement between
    Janus Capital Management LLC and Perkins,
    Wolf, McDonnell and Company, LLC, with respect    [ ]      [ ]      [ ]
    to Janus Mid Cap Value Fund, so that Perkins,
    Wolf, McDonnell and Company, LLC can continue to serve as Janus Mid Cap Value Fund's subadviser.

2.  NOT APPLICABLE


3.  Approve an amended and restated investment
    advisory agreement between Janus Capital
    Management LLC and Janus Investment Fund, on      [ ]      [ ]      [ ]
    behalf of Janus Mid Cap Value Fund, to
    reallocate the obligation to compensate any subadviser engaged by Janus Capital.

4.  NOT APPLICABLE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING
 BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE
             SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                  PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD
                                                                     JIF-MCV-PXC

                               FORM OF PROXY CARD

PROXY TABULATOR
P.O. BOX 859232                          EVERY SHAREHOLDER'S VOTE IS IMPORTANT
BRAINTREE, MA 02185-9232                *** 3 EASY WAYS TO VOTE YOUR PROXIES ***


VOTE VIA THE TELEPHONE     VOTE VIA THE INTERNET       VOTE BY MAIL
1)  Read the Proxy         1)  Read the Proxy          1)  Read the Proxy
    Statement and have         Statement and have          Statement
    this card at hand          this card at hand       2)  Mark the appropriate
2)  Call toll-free at      2)  Log on to                   boxes on this proxy
    1-800-966-8932 and         WWW.2VOTEFUNDPROXY.COM      card
    follow the recorded        and follow the          3)  Sign and date this
    instructions               on-screen                   proxy card
3)  If you vote via the        instructions            4)  Mail your completed
    telephone, you do not  3)  If you vote via the         proxy card in the
    need to mail this          Internet, you do not        enclosed envelope
    proxy card                 need to mail this
                               proxy card


PROXY                      JANUS SMALL CAP VALUE FUND                      PROXY
                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 30, 2008


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND. The undersigned, revoking any previous proxies, hereby appoints Robin C. Beery, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Small Cap Value Fund to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on October 30, 2008 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.

                                    NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                                    ------------------------   -----------------
                                    Signature                  Date


                                    ------------------------   -----------------
                                    Signature (Joint Owners)   Date

                                                                     JIF-SCV-PXC


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]

                                                      FOR    AGAINST   ABSTAIN

1.  NOT APPLICABLE

2.  Approve a new subadvisory agreement between
    Janus Capital Management LLC and Perkins,
    Wolf, McDonnell and Company, LLC, with respect    [ ]      [ ]        [ ]
    to Janus Small Cap Value Fund, so that
    Perkins, Wolf, McDonnell and Company, LLC can continue to serve as Janus Small Cap Value
    Fund's subadviser.

3.  NOT APPLICABLE

4.  Approve an amended and restated investment
    advisory agreement between Janus Capital
    Management LLC and Janus Investment Fund, on
    behalf of Janus Small Cap Value Fund, to
    reallocate the obligation to compensate any       [ ]      [ ]        [ ]
    subadviser engaged by Janus Capital, and to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value
    Index.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING
 BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE
             SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                  PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD
                                                                     JIF-SCV-PXC